UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 12, 2017

Ring Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 West Wall St., 3rd Floor Midland, Texas	79707

(Address of principal executive offices) (Zip Code)

(432) 682-7464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 12, 2017, Ring Energy, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the following matters:

•	Election of six (6) directors to the Company’s Board of Directors to serve until the 2018 Annual Meeting of the Stockholders;

•	Non-binding, advisory vote to approve named executive officer compensation; and

•	Ratifying the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for 2017.

As of the record date of November 17, 2017, the Company had 54,159,916 shares of common stock outstanding. A total of 46,583,163 shares (86%) were present at the Annual Meeting by proxy or in person.

All proposals were approved by the Company’s stockholders. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 15, 2017 (the “Proxy Statement”). The following tables provide the results of each voting proposal:

Proposal 1 – Election of Directors

The Company’s stockholders voted to re-elect Kelly Hoffman, David A. Fowler, Lloyd T. Rochford, Stanley M. McCabe, Anthony B. Petrelli, and Clayton E. Woodrum as directors of the Company. The votes for each were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Kelly Hoffman	38,452,699	883,220	7,247,244
David A. Fowler	38,774,919	561,000	7,247,244
Lloyd T. Rochford	36,814,922	2,520,997	7,247,244
Stanley M. McCabe	38,145,410	1,190,509	7,247,244
Anthony B. Petrelli	38,544,913	791,006	7,247,244
Clayton E. Woodrum	38,542,213	793,706	7,247,244

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the overall compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The results of the vote on the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,034,552	7,042,221	259,146	7,247,244

Proposal 3 – Ratification of the Appointment of Eide Bailly LLP as the Company’s Auditors for 2017

The Company’s stockholders ratified the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for 2017. The results of the vote on the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,111,331	382,342	89,490	-

Item 8.01	Other Events.

As described in Item 5.07 of this Report, on December 12, 2017, the Company held its Annual Meeting at which our stockholders elected the directors listed above. At a Board of Directors’ meeting immediately following the Annual Meeting, the Board of Directors made the following committee assignments: Directors Woodrum, Petrelli, and McCabe shall serve on the Audit Committee, with Mr. Woodrum serving as Chairman. Directors Rochford and McCabe shall serve on the Compensation Committee, with Mr. Rochford serving as Chairman. Directors Rochford and McCabe shall serve on the Nominating and Corporate Governance Committee, with Mr. Rochford serving as Chairman. Directors Rochford and McCabe shall serve on the Executive Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ring Energy, Inc.

Date: December 19, 2017	By:	/s/ William R. Broaddrick
William R. Broaddrick Chief Financial Officer